UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

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Nexstar Media Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NEXSTAR MEDIA GROUP, INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM Eastern Daylight Time

NEXSTAR MEDIA GROUP, INC. 545 E. JOHN CARPENTER FREEWAY, SUITE 700 IRVING, TEXAS 75062

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You invested in NEXSTAR MEDIA GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* June 16, 2026 10:00 AM Central Daylight Time

The building’s conference center Suite 120, at the Company’s principal executive offices 545 E. John Carpenter Freeway Irving, Texas 75062

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following nominees for director to serve until the 2027 annual meeting of stockholders.
Nominees:
1a.	Perry A. Sook	For
1b.	Geoff Armstrong	For
1c.	Bernadette S. Aulestia	For
1d.	Jay M. Grossman	For
1e.	Ellen Johnson	For
1f.	C. Thomas McMillen	For
1g.	Lisbeth McNabb	For
1h.	John R. Muse	For
1i.	Tony Wells	For
2.	To conduct an advisory vote on the compensation of our Named Executive Officers.	For
3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.	For
4.	To approve the 2026 Long-Term Omnibus Incentive Plan.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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